                                                                    EXHIBIT 10.2

--------------------------------------------------------------------------------
                               FIRST AMENDMENT TO
                   WAREHOUSING CREDIT AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

THIS FIRST AMENDMENT TO WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 17th day of July, 2000, by and between BLOOMFIELD SERVICING COMPANY, L.L.C., a Michigan Corporation ("Bloomfield Servicing") and BLOOMFIELD ACCEPTANCE COMPANY, L.L.C., a Michigan limited liability company ("Bloomfield Acceptance"), Bloomfield Servicing and Bloomfield Acceptance are referred to herein, collectively or individually, as the context may require, as the "Borrowers") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

WHEREAS, the Company and the Lender have entered into a multifamily revolving warehouse facility with a present Commitment Amount of $50,000,000, to finance the origination and acquisition of Mortgage Loans as evidenced by a Warehousing Promissory Note in the principal sum of $25,000,000 dated as of March 15, 2000 and a Bridge Loan Promissory Note in the principal sum of $25,000,000 dated as of March 15, 2000 (the "Notes"), and by a Warehousing Credit and Security Agreement dated as of March 15, 2000, as the same may have been amended or supplemented (the "Agreement");

WHEREAS, the Company has requested that the Lender extend the period for which the Commitment under the Agreement has been made, and amend certain other terms of the Agreement, and the Lender has agreed to such amendment of the Agreement subject to the terms and conditions of this Amendment; and

NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   The effective date ("Effective Date") of this Amendment shall be July 17,
2000.

2. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

3. Section 1.1 of the Agreement is amended to delete the following definitions in their entirety, replacing them with the following definitions:

     "Maturity Date" shall mean the earlier of: (a) the close of business on August 31, 2000, as such date may be extended from time to time in writing by the Lender, in its sole discretion, on which date the Commitment shall expire of its own term, and without the necessity of action by the Lender, and (b) the date the Advances become due and payable pursuant to Section 8.1 below.

4. Section 7.7 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

          7.7 Minimum Net Worth. Permit (a) Tangible Net Worth of Bingham (and its Subsidiaries, on a consolidated basis) at any time to be less than $15,000,000, (b) Tangible Net Worth of Bloomfield Servicing (and its Subsidiaries, on a consolidated basis) at any time to be less than $2,000,000, or (c) Book Net Worth of Bloomfield Acceptance (and its Subsidiaries, on a consolidated basis) at any time from the Effective Date of this Amendment to and including December 30, 2000, to be less than $750,000, and on December 31, 2000, and thereafter, to be less than $1,000,000.

5. Section 7.7(c) of the Agreement requires the Company to maintain a minimum Book Net Worth of Bloomfield Acceptance of $1,000,000. The Company's financial statements dated March 31, 2000, show an actual minimum Book Net Worth of $825,000, resulting in the existence of an Event of Default under the Agreement. The Company has requested that the Lender waive its rights and remedies with respect to Defaults and Events of Default under Section 7.7(c) from the Closing Date to the Effective Date. The Lender agrees to waive its rights and remedies with respect to Defaults and Events of Default under Section 7.7(c) from the Closing Date to the Effective Date; provided, however, that this waiver is limited to the specific Event of Default described above and is not intended and will not be construed to be a wavier of any future Default or Event of Default of Section 7.7(c) or any existing or future Default or Event of Default under any other provision of the Agreement.

6. Upon execution of this Amendment, the Company agrees to pay to the Lender the pro rata Commitment Fee on the Commitment Amount for the time period from August 1, 2000, to and including August 31, 2000.

7. The Warehousing Promissory Note is amended and restated in its entirety as set forth in the First Amended and Restated Warehousing Promissory Note, in the form of Exhibit A-1 attached to this Amendment. All references in this Amendment and in the Agreement to the Warehousing Promissory Note shall be deemed to refer to the First Amended and Restated Warehousing Promissory Note delivered in connection with this Amendment.

8. Exhibit M to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit M attached to this Amendment. All references in the Agreement to Exhibit M shall be deemed to refer to the new Exhibit M.

9. The Company must deliver to the Lender (a) an executed original of this Amendment; (b) a First Amended and Restated Warehousing Promissory Note; (c) the Commitment Fee for the month of August 2000; and (d) a $350 document production fee.

10.   The Company represents, warrants and agrees that (a) except as stated in
Section 5 above, there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to is performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all material respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

11. Except as hereby expressly modified, the Agreement is otherwise unchanged and remains in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

12. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

IN WITNESS HEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                                      BLOOMFIELD SERVICING COMPANY, L.L.C.,
                                      a Michigan corporation

                                      By:  /s/ John Spalding
                                         --------------------------------------

                                      Its: President
                                          -------------------------------------

                                      BLOOMFIELD ACCEPTANCE COMPANY, L.L.C.,
                                      a Michigan limited liability company

                                      By:  /s/ Daniel E. Bober
                                         --------------------------------------

                                      Its: President
                                          -------------------------------------


                                      RESIDENTIAL FINDING CORPORATION,
                                      a Delaware corporation

                                      By:  /s/ Lisa F. Carlson
                                         --------------------------------------

                                      Its: Managing Director
                                          -------------------------------------


STATE OF MICHIGAN       )
                        )
COUNTY OF MACOMB        )

On, July 14th, 2000 before me, a Notary Public, personally appeared John L. Spalding the President of BLOOMFIELD SERVICING COMPANY, L.L.C., a Michigan corporation personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.
                                           /s/ Melissa Haskins
                                           ------------------------------------
                                           Notary Public
               (seal)
                                           (SEAL) My Commission Expires: 9-4-01
                                                                         ------

STATE OF MICHIGAN       )
                        )
COUNTY OF MACOMB        )

On, July 14th, 2000 before me, a Notary Public, personally appeared Daniel E. Bober the President of BLOOMFIELD ACCEPTANCE COMPANY, L.L.C., a Michigan corporation personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.

                                        /s/ Melissa Haskins
                                        --------------------------------------
                                        Notary Public

     (SEAL)                             (SEAL) My Commission Expires: 9-4-01
                                                                      ------




STATE OF MARYLAND       )
                        )
COUNTY OF MONTGOMERY    )

On, July 17th, 2000 before me a Notary Public, personally appeared Lisa F. Carlson the Managing Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

                                        /s/ Alaeta S. Myers
                                        -------------------------------------
                                        Notary Public

     (SEAL)                             (SEAL) My Commission Expires: 11-01-00
                                                                      --------

                              CONSENT OF GUARANTOR
--------------------------------------------------------------------------------

The undersigned, being the Guarantor under the Guaranty dated as of March 15, 2000, hereby consents to the foregoing Amendment and the transactions contemplated thereby and hereby modifies and reaffirms its obligations under its Guaranty so as to include within the term "Guaranteed Debt" the indebtedness, obligations and liabilities of the Company under this Amendment and the Warehousing Promissory Note. The Guarantor hereby reaffirms that its obligations under its Guaranty are separate and distinct from the Company's obligations to Lender, and that its obligations under the Guaranty are in full force and effect, and hereby waives and agrees not to assert any anti-deficiency protections or other rights as a defense to its obligations under the Guaranty, all as more fully set forth in the Guaranty, the terms of which are incorporated herein as if fully set forth herein.

The Guarantor hereby irrevocably waives any claim or other rights that the Guarantor may now have or hereafter acquire against the Company that arises from the existence, payment, performance or enforcement of the Guarantor's obligations hereunder, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Lender against the Company or any collateral that the Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the Company directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other right, until the Guaranteed Debt has been paid and performed in full. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Lender and shall forthwith be paid to the Lender to be credited and applied to the Guaranteed Debt, whether matured or unmatured. In addition, to the extent permitted by law, the Guarantor irrevocably releases and waives any such subrogation rights or rights of reimbursement, exoneration, contribution or indemnity if and to the extent any such right or rights would give rise to a claim under the U.S. Bankruptcy Code that payments or transfers to the Lender with respect to the Guaranteed Debt constitute a preference in favor of the Guarantor or a claim under the U.S. Bankruptcy Code that the preference is recoverable from the Lender.

The Guarantor further agrees, upon Lender's request, to execute for the benefit of Lender an additional guaranty in form and content acceptable to Lender and conforming to the Guaranty in connection with the foregoing Amendment.



                                      BINGHAM FINANCIAL SERVICES
                                      CORPORATION,
                                      a Michigan corporation

                                      By: /s/ Ronald A. Klein
                                          -------------------------------

                                      Its: CEO
                                          -------------------------------

STATE OF MICHIGAN      )
                       )
COUNTY OF MACOMB       )

On July 14th, 2000 before me, a Notary Public, personally appeared Ronald A. Klein the CEO of BINGHAM FINANCIAL SERVICES CORPORATION, a Michigan corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.


                                           /s/ Melissa Haskins
                                           ------------------------------------
                                           Notary Public

           (SEAL)                          (SEAL) My Commission Expires: 9-4-01
                                                                         ------

                                                                     EXHIBIT A-1

           FIRST AMENDED AND RESTATED WAREHOUSING PROMISSORY NOTE


$50,000,000                                                 Date:  July 21, 2000


         FOR VALUE RECEIVED, the undersigned, BLOOMFIELD ACCEPTANCE COMPANY, L.L.C., a Michigan limited liability company ("Bloomfield Acceptance") and BLOOMFIELD SERVICING COMPANY, L.L.C., a Michigan corporation ("Bloomfield Servicing")(Bloomfield Acceptance and Bloomfield Servicing collectively, hereinafter sometimes referred to as "Co-Borrowers"), hereby promise to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of $50,000,000 or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rates and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

         This Note is given to evidence an actual warehouse line of credit in the above amount and is the Warehousing Promissory Note referred to in that certain Warehousing Credit and Security Agreement ("the Agreement") dated the date hereof between the Co-Borrowers and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

         This Note is given in replacement for, and not in satisfaction of, that certain Warehousing Promissory Note dated March 15, 2000 (the "Existing Note") and is issued by the Company to evidence its Obligations under the Agreement. All amounts owed by the Company under the Existing Note (including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the Agreement whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

         This Note may be prepaid in whole or in part at any time without premium or penalty.

         Should this Note be placed in the hands of attorney for collection, the Co-Borrowers agree to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fee and expenses.

         The Co-Borrowers hereby waive demand, notice, protest and presentment.

         The promises and agreements herein shall be construed to be and are hereby declared to be the joint and several promises and agreements of each Co-Borrower and shall constitute the joint and several obligation of each Co-Borrower and shall be fully binding upon and enforceable against each Co-Borrower. The release of any party to this Note shall not affect or release the joint and several liability of any other party. The Lender may at its option enforce this Note against one or all of the Co-Borrower, and the Lender shall not be required to resort to enforcement against each Co-Borrower and the failure to proceed against or join each Co-Borrower shall not affect the joint and several liability of each Co-Borrower.

          This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

          IN WITNESS WHEREOF, the Co-Borrowers have executed this Note as of the day and year first above written.



                                   BLOOMFIELD ACCEPTANCE COMPANY, L.L.C.
                                   a Michigan limited liability company


                                   By:
                                       --------------------------------

                                   Its:
                                       --------------------------------



                                   BLOOMFIELD SERVICING COMPANY, L.L.C.
                                   a Michigan limited liability company


                                   By:
                                       --------------------------------

                                   Its:
                                       --------------------------------

STATE OF           )
                            )ss
COUNTY OF          )

     On             , 2000 before me, a Notary Public, personally
appeared          , the            of BLOOMFIELD ACCEPTANCE COMPANY, L.L.C., a
Michigan limited liability company, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.




                                        ------------------
                                        Notary Public
                                        My Commission Expires:
                                                              ----------

(SEAL)

STATE OF           )
                            )ss
COUNTY OF          )

     On          , 2000 before me, a Notary Public, personally
appeared        , the               of BLOOMFIELD SERVICING COMPANY, L.L.C., a
Michigan limited liability company, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                        ------------------
                                        Notary Public
                                        My Commission Expires:
                                                              ---------

(SEAL)

                                                                       EXHIBIT M

--------------------------------------------------------------------------------
                              ELIGIBLE COLLATERAL
--------------------------------------------------------------------------------

All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

The following aggregate limitations will apply to Advances against Eligible
Loans:

1.  OTHER FANNIE MAE MORTGAGE LOAN

       (A) FLOATING RATE:               1.25% over LIBOR

       (B) BALANCE FUNDED RATE:         NONE

       (C) SECOND MORTGAGE LOAN:        Permitted.

       (D) SUBMIT:                      $50,000,000

       (E) COMMITTED/UNCOMMITTED:       Purchase Commitment required

       (F) ADVANCE RATE:                100% of the lesser of (i) the Mortgage
                                        Note Amount, or (ii) the Committed
                                        Purchase Price.

       (G) WAREHOUSE PERIOD:            90 days for cash transactions.
                                        80 days for an Agency Security issued
                                        by Fannie Mae.

       (H) SHIPPED PERIOD:              45 days for cash transactions.
                                        75 days for an Agency Security issued
                                        by Fannie.

2.  FREDDIE MAC MORTGAGE LOAN

       (A) FLOATING RATE:               1.25% over LIBOR.

       (B) BALANCE FUNDED RATE:         NONE

       (C) SECOND MORTGAGE LOAN:        Permitted

       (D) SUBLIMIT:                    $50,000,000

       (E) COMMITTED/UNCOMMITTED:       Purchase Commitment required

       (F) ADVANCE RATE:                100% of the lesser of (i) the Mortgage
                                        Note Amount, or (ii) the Committed
                                        Purchase Price.

       (G) WAREHOUSE PERIOD:            90 days.

       (H) SHIPPED PERIOD:              45 days.

  3. NON-AGENCY MORTGAGE LOAN

     (a) FLOATING RATE:            1.25% over LIBOR.

     (b) BALANCE FUNDED RATE:      NONE

     (c) SECOND MORTGAGE LOAN:     Not Permitted

     (d) SUBLIMIT:                 $25,000,000.

     (e) COMMITTED/UNCOMMITTED:    Purchase Commitment required

     (f) ADVANCE RATE:             98% of the lesser of (i) the Mortgage Note
                                   Amount, or (ii) the Committed Purchase Price.

     (g) WAREHOUSE PERIOD:         60 days.

     (h) SHIPPED PERIOD:           45 days.

  4. BRIDGE MORTGAGE LOAN

     (a) FLOATING RATE:            2.00%, 2.25% or 2.50% over LIBOR*

     (b) BALANCE FUNDED RATE:      None.

     (c) SECOND MORTGAGE LOAN:     Not Permitted

     (d) SUBLIMIT:                 $25,000,000

     (e) COMMITTED/UNCOMMITTED:    Purchase Commitment not required

     (f) COMMITTED ADVANCE RATE:   At the Borrower's option, 85% or 80% of the
                                   Mortgage Note Amount.

     (g) WAREHOUSE PERIOD:         360 days from the date of the initial Advance
                                   against a Bridge Mortgage Loan, may be
                                   extended for up to an additional year
                                   assuming no Event of Default with the consent of Lender.

     (h) SHIPPED PERIOD:           45 days.


     * The margin over LIBOR is determined based on the following Matrix:

--------------------------------------------------------------------------------
     ADVANCE RATE        DEBT SERVICE COVERAGE:        DEBT SERVICE COVERAGE:

                           >1.05 BUT LESS < 1.15              >1.15
--------------------------------------------------------------------------------

         85%                      2.50%                       2.25%
--------------------------------------------------------------------------------

         80%                      2.25%                       2.00%
--------------------------------------------------------------------------------